                   THIRTEENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

      THIRTEENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT, dated as of September 30, 1998, by and among CONGRESS FINANCIAL CORPORATION, a Delaware corporation, successor by merger to Congress Financial Corporation, a California corporation ("Lender"), HANOVER DIRECT PENNSYLVANIA, INC., a Pennsylvania corporation ("HDPI"), BRAWN OF CALIFORNIA, INC., a California corporation ("Brawn"), GUMP'S BY MAIL, INC., a Delaware corporation ("GBM"), GUMP'S CORP., a California corporation ("Gump's"), HANOVER HOLDING CORP., a Delaware corporation, successor by merger of The Company Store, Inc. with and into Tweeds, Inc. ("HH Corp."), LWI HOLDINGS, INC., a Delaware corporation ("LWI"), AEGIS CATALOG CORPORATION, a Delaware corporation ("Aegis"), HANOVER DIRECT VIRGINIA INC., a Delaware corporation ("HDV"), HANOVER REALTY, INC., a Virginia corporation ("Hanover Realty"), THE AUSTAD COMPANY, a South Dakota corporation ("Austad"), TWEEDS, LLC, a Delaware limited liability company ("Tweeds LLC"), SILHOUETTES, LLC, a Delaware limited liability company ("Silhouettes LLC"), HANOVER COMPANY STORE, LLC, a Delaware limited liability company ("HCS LLC"), DOMESTICATIONS, LLC, a Delaware limited liability company ("Domestications LLC"), COLONIAL GARDEN KITCHENS, INC., a Delaware corporation ("Colonial Garden"; and together with HDPI, Brawn, GBM, Gump's, HH Corp., LWT, Aegis, HDV, Hanover Realty, Tweeds LLC, Silhouettes LLC, HCS LLC and Domestications LLC, each individually referred to herein as a "Borrower" and collectively, "Borrowers"), and HANOVER DIRECT, INC., a Delaware corporation ("Hanover"), AEGIS RETAIL CORPORATION, a Delaware corporation, AEGIS SAFETY HOLDINGS, INC., a Delaware corporation ("Aegis Holdings"), AEGIS VENTURES, INC., a Delaware corporation ("Aegis Ventures"), AMERICAN DOWN & TEXTILE COMPANY, a Wisconsin corporation, BRAWN WHOLESALE CORP., a California corporation ("Brawn Wholesale"), THE COMPANY STORE FACTORY, INC., a Delaware corporation, successor by merger of The Company Factory, Inc., a Wisconsin corporation, with and into The Company Store Factory, Inc. ("TCS Factory"), THE COMPANY OFFICE, INC., a Delaware corporation, successor by merger to The Company Office, Inc., a Wisconsin corporation ("TCS Office"), COMPANY STORE HOLDINGS, INC., a Delaware corporation ("CSHI"), D.M. ADVERTISING, INC., a New Jersey corporation, GUMP'S CATALOG, INC., a Delaware corporation, GUMP'S HOLDINGS, INC., a Delaware corporation, HANOVER CASUALS, INC., a Delaware corporation ("Hanover Casuals"), HANOVER CATALOG HOLDINGS, INC., a Delaware corporation ("Hanover Catalog"), HANOVER FINANCE CORPORATION, a Delaware corporation ("HFC"), HANOVER LIST MANAGEMENT INC., a New Jersey corporation, HANOVER VENTURES, INC., a Delaware corporation, LWI RETAIL, INC., an Ohio corporation, SCANDIA DOWN CORPORATION, a Delaware corporation ("Scandia"), AUSTAD HOLDINGS, INC., a Delaware corporation ("Austad Holdings"), YORK FULFILLMENT COMPANY, INC., a Pennsylvania corporation ("York Fulfillment"), and TWEEDS OF VERMONT, INC., a Delaware corporation, HANOVER HOME FASHIONS GROUP, LLC, a Delaware limited liability company ("HHFG

LLC"), HANOVER WOMEN'S APPAREL, LLC, a Delaware limited liability company ("HWA LLC"), and KEYSTONE FULFILLMENT, INC., a Delaware corporation ("Keystone") (each individually a "Guarantor" and collectively, "Guarantors").

                              W I T N E S S E T H:

      WHEREAS, Borrowers, Guarantors and Lender are parties to the Loan and Security Agreement, dated November 14, 1995, as amended by the First Amendment to Loan and Security Agreement, dated February 22, 1996, the Second Amendment to Loan and Security Agreement, dated April 16, 1996 (the "Second Amendment to Loan Agreement"), the Third Amendment to Loan and Security Agreement, dated May 24, 1996, the Fourth Amendment to Loan and Security Agreement, dated May 31, 1996, the Fifth Amendment to Loan and Security Agreement, dated September 11, 1996, the Sixth Amendment to Loan and Security Agreement, dated as of December 5, 1996, the Seventh Amendment to Loan and Security Agreement, dated as of December 18, 1996, the Eighth Amendment to Loan and Security Agreement, dated as of March 26, 1997, the Ninth Amendment to Loan and Security Agreement, dated as of April 18, 1997, the Tenth Amendment to Loan and Security Agreement, dated as of October 31, 1997, the Eleventh Amendment to Loan and Security Agreement, dated as of March 25, 1998, and the Twelfth Amendment, dated as of September 30, 1998, (as so amended, the "Loan Agreement"), pursuant to which Lender has made loans and advances to Borrowers; and

      WHEREAS, Borrowers and Guarantors have requested that Lender make a term loan to TCS Factory in the original principal amount of $2,000,000 and a term loan to TCS Office in the original principal amount of $700,000; and

      WHEREAS, the parties to the Loan Agreement desire to enter into this Thirteenth Amendment to Loan and Security Agreement (this "Amendment") to evidence and effectuate such amendments and agreements, to the extent and subject to the terms and conditions set forth herein;

      NOW, THEREFORE, in consideration of the premises and covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

       1. Definitions.

            (a) Additional Definitions. As used herein or in any of the other Financing Agreements, the following terms shall have the meanings given to them below, and the Loan Agreement shall be deemed and is hereby amended to include, in addition and not in limitation, the following definitions:

                  (i) "TCS Factory Lease" shall mean the Lease, dated as of August 26, 1993, between Company Store Holdings, Inc., f/k/a TCSA, Inc., and TCS Factory with respect to the Real Property covered by the Mortgage made by TCS Factory to Lender, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                  (ii) "TCS Factory Term Loan" shall mean the Obligations at any time outstanding in respect of the Term Loan to be made by Lender to TCS Factory pursuant to Section 2(a) hereof.

                  (iii) "TCS Factory Term Note" shall mean the Term Promissory Note, dated of even date herewith, made by TCS Factory payable to the order of Lender in the original principal amount of $2,O00,000, as such note now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                  (iv) "TCS Office Lease" shall mean the Lease, dated as of August 26, 1993, between Company Store Holdings, Inc., f/k/a TCSA, Inc., and TCS Office with respect to the Real Property covered by the Mortgage made by TCS Office to Lender, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                  (v) "TCS Office Term Loan" shall mean the Obligations at any time outstanding in respect of the Term Loan to be made by Lender to TCS Office pursuant to Section 2(b) hereof.

                  (vi) "TCS Office Term Note" shall mean the Term Promissory Note, dated of even date herewith, made by TCS Office payable to the order of Lender in the original principal amount of $700,000, as such note now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

            (b)   Amendments to Definitions.

                  (i) Mortgages. Section 1.86 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                  "1.86 "Mortgages" shall mean, individually and collectively, each of the following (as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced): (a) the Open-End Fee and Leasehold Mortgage and Security Agreement, dated as of November 14, 1995, by HDPI in favor of Lender with respect to the Real Property and related assets of HDPI located in Hanover, Pennsylvania, as amended by the Mortgage Modification

            Agreement, dated as of June 26, 1998, between Lender and HDPI, (b) the Deed of Trust, Assignment and Security Agreement, dated as of November 14, 1995, by Hanover Realty in favor of Lender with respect to the Real Property and related assets of Hanover Realty in Roanoke, Virginia, as amended by Amendment No. 1 to Deed of Trust, Assignment and Security Agreement, dated as of June 26, 1998, between Lender and Hanover Realty, (c) the Mortgage and Security Agreement, dated as of September 30, 1998, by TCS Factory in favor of Lender with respect to the Real Property and related assets of TCS Factory located at 2929 Airport Road, La Crosse, Wisconsin, and
            (d) the Mortgage and Security Agreement, dated as of September 30, 1998, by TCS Office in favor of Lender with respect to the Real Property and related assets of TCS Office located at 455 Park Plaza Drive, La Crosse, Wisconsin."

                  (ii) Real Property.

                  (A) Section 4.1(vi) of the Loan Agreement is hereby deleted and the following substituted therefor "(vi) [Intentionally Deleted]; and".

                  (B) Section 1.111 of the Loan Agreement shall be deemed deleted in its entirety and replaced with the following:

                  "1.111 "Real Property" shall mean all now owned and hereafter acquired real property of Borrowers, together with all buildings, structures, and other improvements located thereon and all licenses, easements and appurtenances relating thereto, wherever located, including without limitation, the real property, leasehold interests and related assets more particularly described in the Mortgages, located in Hanover, Pennsylvania, Roanoke, Virginia, and La Crosse, Wisconsin."

                  (iii) Reference Bank. All references to the term "Reference Bank" in the Loan Agreement and the other Financing Agreements shall be deemed and each such reference is hereby amended to mean First Union National Bank, or such other bank as Lender may from time to time designate.

                  (iv) Term Loan Borrowers. All references to the "Term Loan Borrowers" herein and in the Loan Agreement and the other Financing Agreements shall mean, individually and collectively, HDPI, Hanover Realty, TCS Factory and TCS Office.

                  (v) Term Loans. All references to the "Term Loans" herein and in the Loan Agreement and the other Financing Agreements shall mean, individually and collectively, the

Obligations evidenced by the Restated HDPI Term Note, the Restated Hanover Realty Term Note, the TCS Factory Term Note and the TCS Office Term Note.

      2. TCS Factory Term Loan; TCS Office Term Loan.

            (a) Subject to and upon the terms and conditions contained herein and in the other Financing Agreements, Lender shall, contemporaneously herewith, make a term loan to TCS Factory in the principal amount of Two Million Dollars ($2,000,000) (the "TCS Factory Term Loan"). The TCS Factory Term Loan is (a) evidenced by the TCS Factory Term Note in such original principal amount duly executed and delivered by TCS Factory to Lender concurrently herewith; (b) to be repaid, together with interest and other amounts, in accordance with this Agreement, the TCS Factory Term Note, and the other Financing Agreements; and
(C) secured by all of the Collateral.

            (b) Subject to and upon the terms and conditions contained herein and in the other Financing Agreements, Lender shall, contemporaneously herewith, make a term loan to TCS Office in the principal amount of Seven Hundred Thousand Dollars ($700,000) (the "TCS Office Term Loan"). The TCS Office Term Loan is
(a) evidenced by the TCS Office Note in such original principal amount duly executed and delivered by TCS Office to Lender concurrently herewith; (b) to be repaid, together with interest and other amounts, in accordance with this Agreement, the TCS Office Term Note, and the other Financing Agreements; and (c) secured by all of the Collateral.

            (c) Each of TCS Office and TCS Factory hereby irrevocably authorizes and directs Lender to disburse the proceeds of the TCS Office Term Loan and the TCS Factory Term Loan to the respective Revolving Loan Borrowers in the respective amounts set forth on Exhibit A attached hereto to repay or to partially repay the outstanding amounts of intercompany loans owed by each of TCS Office and TCS Factory, respectively, to such Revolving Loan Borrowers in the amounts set forth on Exhibit A (each such disbursement, an "Intercompany Loan Repayment Amount"). Each such Revolving Loan Borrower shall, in turn, treat such disbursements by Lender of such Intercompany Loan Repayment Amounts as a payment or partial payment of the outstanding amount of intercompany loans owed by TCS Office or TCS Factory, as the case may be, to each such Revolving Loan Borrower. Each such Revolving Loan Borrower hereby irrevocable authorizes and directs Lender to then apply each such Intercompany Loan Repayment Amount to the respective Revolving Loan account of each such Revolving Loan Borrower for application to the then outstanding Obligations of each such Revolving Loan Borrower to Lender in respect of Revolving Loans. Each such Revolving Loan Borrower hereby acknowledges the right of Lender to charge principal, interest, fees and other obligations of TCS

Office and TCS Factory as Term Loan Borrowers in respect of the TCS Office Term Loan and the TCS Factory Term Loan to the Revolving Loan account of such Revolving Loan Borrower under Section 2.9(f) of the Loan Agreement.

      3. Acknowledgment by Guarantors. Guarantors hereby acknowledge, confirm and agree that their Guarantees guaranteeing the payment and performance of all Obligations of Borrowers are in full force and effect as of the date hereof, and the "Obligations" (as such term is defined in the Guarantees) shall, without limitation, extend to and cover the TCS Factory Term Loan and the TCS Office Term Loan.

      4. Representations, Warranties and Covenants. Borrowers and Guarantors represent, warrant and covenant with and to Lender as follows, which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof, the truth and accuracy of, or compliance with each, together with the representations, warranties and covenants in the other Financing Agreements, being a condition of the effectiveness of this Amendment and a continuing condition of the making or providing of any Revolving Loans or Letter of Credit Accommodations by Lender to Borrowers:

            (a) This Amendment and each other agreement or instrument to be executed and delivered by each of the Borrowers and Guarantors, as the case may be, hereunder have been duly authorized, executed and delivered by all necessary action on the part of each of the Borrowers and Guarantors which is a party hereto and thereto, and is in full force and effect as of the date hereof, and the agreements and obligations of each of the Borrowers and Guarantors, as the case may be, contained herein and therein constitute legal, valid and binding obligations of each of Borrowers and Guarantors, as the case may be, enforceable against them in accordance with their terms.

            (b) Neither the execution, delivery or performance of this Amendment or any of the agreements, documents or instruments to be delivered pursuant to this Agreement (i) has violated or shall violate any Federal or State securities laws or any other law or regulation or any order or decree of any court or governmental instrumentality in any respect applicable to Borrowers or Guarantors, or (ii) does or shall conflict with or result in the breach of, or constitute a default in any respect under any mortgage, deed of trust, security agreement, agreement or instrument to which any of Borrowers or Guarantors is a party or may be bound, or (iii) shall violate any provision of the Certificates of Incorporation or by-laws of Borrowers or Guarantors that are corporations or any provisions of the Certificates of Formation or Operating Agreements of Borrowers or Guarantors.

             (c) No action of, or filing with, or consent of any governmental or public body or authority, other than the recording of the Mortgages and the UCC Fixture Filings executed and delivered to Lender pursuant to this Amendment, and no approval or consent of any other party, is required to authorize, or is otherwise required in connection with, the execution, delivery and performance of this Amendment and each other agreement or instrument to be executed and delivered pursuant to this Amendment.

             (d) All of the representations and warranties set forth in the Loan Agreement, as amended hereby, and in the other Financing Agreements, are true and correct in all material respects after giving effect to the provisions of this Amendment, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such date.

             (e) Except as set forth on Exhibit B hereto, which sets forth certain of Borrowers obligations with respect to the Real Property of TCS Office and TCS Factory located in La Crosse, Wisconsin, and the time periods and other requirements for compliance therewith, Borrowers and Guarantors are in compliance with all obligations in respect of environmental matters as provided by the Financing Agreements

             (f) As soon as available, but in any event by no later than January 15, 1999, TCS Factory shall deliver, or cause to be delivered to Lender, a release by the City of La Crosse with respect to the Purchase Contract covering the parcel of Real Property subject to the Mortgage made by TCS Factory in favor of Lender.

             (g) After giving effect to the provisions of this Amendment, no Event of Default or Incipient Default exists or has occurred and is continuing.

      5. Conditions Precedent. Concurrently with the execution hereof (except to the extent otherwise indicated below), and as a further condition to the effectiveness of this Amendment and the agreement of Lender to the modifications and amendments set forth in this Amendment:

             (a) Borrowers and Guarantors shall have delivered to Lender an original of this Amendment, duly authorized, executed and delivered by each of Borrowers and Guarantors;

             (b) Each of Borrowers and Guarantors shall have delivered to Lender, in form and substance satisfactory to Lender, each of the following agreements, documents or instruments to which it is a party, duly authorized, executed and delivered:

                  (i) an original of each of the TCS Factory Term Note and the TCS Office Term Note;

                  (ii) an original Guarantee and Waiver, dated of even date herewith, by the Borrowers, other than TCS Office in favor of Lender with respect to the Obligations of TCS Office to Lender;

                  (iii) an original Guarantee and Waiver, dated of even date herewith, by Borrowers, other than TCS Factory, in favor of Lender with respect to the Obligations of TCS Factory to Lender;

                  (iv) an original Guarantee and Waiver, dated of even date herewith, by Guarantors, other than Borrowers and Hanover, in favor of Lender with respect to the Obligations of TCS Office and TCS Factory to Lender;

                  (v) an original guarantee and Waiver, dated of even date herewith, by Hanover, in favor of Lender with respect to the Obligations of TCS Office and TCS Factory to Lender;

                  (vi) an original Mortgage and Security Agreement, dated of even date herewith, by TCS Factory in favor of Lender with respect to the Real Property of TCS Factory securing the Guarantor Obligations and the other Obligations of TCS Factory, including, without limitation, the TCS Factory Term Loan, up to the Maximum Credit;

                  (vii) an original Mortgage and Security Agreement, dated of even date herewith, by TCS Office in favor of Lender with respect to the Real Property of TCS Office securing the Guarantor Obligations and other Obligations of TCS Office, including, without limitation, the TCS Office Term Loan, up to the Maximum Credit;

                  (viii) an original UCC Fixture Filing between TCS Office, as debtor, and Lender, as secured party, for filing with the Clerk of La Crosse County, Wisconsin;

                  (ix) an original UCC Fixture Filing between TCS Factory, as debtor, and Lender, as secured party, for filing with the Clerk of La Crosse County, Wisconsin;

                  (x) an agreement or agreements, in form and substance acceptable to Lender (A) assigning the TCS Factory Lease to HH Corp., (B) amending certain provisions of the TCS Factory Lease, and (C) subordinating any interest of the lessee in the Real Property covered by the TCS Factory Lease to the interest of Lender in the Real Property covered by the Mortgage made by TCS Factory to Lender; together with memorandum(s) or amendment to any existing memorandums with respect to such agreement(s), in form acceptable for recording with the Clerk of La Crosse County, Wisconsin;

                  (xi) an agreement or agreements, in form and substance acceptable to Lender (A) assigning the TCS Office Lease to HH Corp., (B) amending certain provisions of the TCS Office Lease, and (C) subordinating any interest of the lessee in the Real Property covered by the TCS Factory Lease to the interest of Lender in the Real Property covered by the Mortgage made by TCS Factory to Lender; together with memorandum(s) or amendments to any existing memorandums with respect to such agreement(s), in form acceptable for recording with the Clerk of La Crosse County, Wisconsin;

            (c) Lender shall have received evidence that all prior encumbrances upon the Real Property subject to the Mortgages made by TCS Factory and TCS Office in favor of Lender have been satisfied and discharged and have been delivered to Lender, in form and substance satisfactory to Lender and a title insurance company acceptable to Lender (the "Title Company"), including, without limitation, the release of any liens of the State of Wisconsin Investment Board with respect to the Real Property and any other assets of TCS Factory and the release of any liens of Prudential Interfunding Corp with respect to the Real Property and any other assets of TCS Office;

            (d) Lender shall have received a certificate of occupancy with respect to each improved parcel of Real Property subject to the Mortgages made by TCS Factory and TCS Office in favor of Lender, together with other evidence satisfactory to Lender of final municipal approval for completion of any improvements on such Real Property and the legal occupancy thereof by TCS Factory, TCS Office and the tenant under the amended lease agreements referred to in Sections 5(b)(x) and (xi) hereof;

            (e) Lender shall have received a full ALTA (highest standard) as-built survey by a licensed surveyor with respect to each parcel of Real Property subject to the Mortgages made by TCS Factory and TCS Office in favor of Lender, certified to Lender and the Title Company, according to a certification satisfactory in form and substance to Lender and the Title Company, showing the current location of all improvements, setbacks, easements, rights of way and other matters affecting title to or use of such property;

            (f) Lender shall have received updated evidence of casualty insurance and loss payee endorsements required pursuant to the Loan Agreement and under the other Financing Agreements, in form and substance satisfactory to Lender, together with certificates of insurance policies and/or endorsements naming Lender as mortgagee, loss payee and additional insured, as applicable;

            (g) Lender shall have received, in form and substance satisfactory to Lender, Secretary's Certificates of Directors' Resolutions with Shareholders' Consent evidencing the adoption and subsistence of corporate resolutions approving the execution, delivery and performance by those Borrowers and Guarantors that are corporations and Manager Certificates and Company Resolutions evidencing the adaption and subsistence of company resolutions approving the execution, delivery and performance by those Borrowers and Guarantors that are limited liability companies of this Amendment and the agreements, documents and instruments to be delivered pursuant to this Amendment;

            (h) Lender shall have received an appraisal, in form and substance satisfactory to Lender, prepared by an appraiser and in form, scope and methodology, satisfactory to Lender, addressed to Lender or upon which Lender is expressly permitted to rely, with respect to the Real Property of TCS Office and TCS Factory;

            (i) Lender shall have received updated environmental audits of the owned real property of TCS Factory and of TCS Office conducted by an independent environmental engineering firm acceptable to Lender, and in form, scope and methodology satisfactory to Lender, addressed to Lender or upon which Lender is expressly permitted to rely, confirming to the satisfaction of Lender and its environmental consultant, which consultant shall review such updated audits and any follow-up work requested by such consultant at Borrowers' expense, that (i) each of TCS Factory and TCS Office are in compliance with all material applicable Environmental Laws and (ii) the absence of any material environmental problems;

            (j) Lender shall have received, in form and substance satisfactory to Lender, a valid and effective title insurance policy issued by the Title Company (i) insuring the priority, amount and sufficiency of the Mortgages made by TCS Factory and TCS Office, (ii) insuring against matters that would be disclosed by surveys and (iii) containing any legally available endorsements, assurances or affirmative coverage requested by Lender for protection of its interests;

            (k) Lender shall have received an opinion(s) of counsel to Borrowers and Guarantors with respect to this Amendment, the Mortgages made by each of TCS office and TCS Factory and the transactions and agreements and other instruments contemplated by this Amendment, and such other matters as Lender shall reasonably require, in form and substance and satisfactory to Lender;

            (l) each of Borrowers and Guarantors shall deliver, or cause to be delivered, to Lender a true and correct copy of each consent, waiver or approval with respect to this Amendment or any of the instruments or agreements executed and delivered pursuant to this Amendment, that any Borrower or Guarantor obtains from any other Person, and which such consent, approval or waiver shall be in form and substance acceptable to Lender; and

            (m) UCC, tax and judgment searches against TCA Office and TCS Factory with the Wisconsin Secretary of State and the Clerk of La Crosse County, Wisconsin showing no financing statements or other liens of record against either TCS Office or TCS Factory except in favor of Lender and except as otherwise permitted under the Loan Agreement.

      6. Effect of this Amendment. This Amendment constitutes the entire agreement of the parties with respect to the subject matter hereof, and supersedes all prior oral or written communications, memoranda, proposals, negotiations, discussions, term sheets and commitments with respect to the subject matter hereof. Except as expressly provided herein, no other changes or modifications to the Loan Agreement or any of the other Financing Agreements, or waivers of or consents under any provisions of any of the foregoing, are intended or implied by this Amendment, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent that any provision of the Loan Agreement or any of the other Financing Agreements conflicts with any provision of this Amendment, the provision of this Amendment shall control.

      7. Further Assurances. Borrowers and Guarantors shall execute and deliver such additional documents and take such additional action as may be reasonably requested by Lender to effectuate the provisions and purposes of this Amendment.

      8. Governing Law. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the internal laws of the State of New York (without giving effect to principles of conflict of laws).

      9. Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

      10. Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

Exhibit 10.36


             IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on the day and year first written.


                              CONGRESS FINANCIAL CORPORATION

                              By:    [ILLEGIBLE]
                                 ---------------------------
                              Title: 1st. VP
                                    ------------------------


                              HANOVER DIRECT PENNSYLVANIA, INC.

                              By:    Larry Svoboda
                                 ---------------------------
                              Title: VP
                                    ------------------------


                              BRAWN OF CALIFORNIA, INC.

                              By:    Larry Svoboda
                                 ---------------------------
                              Title: VP
                                    ------------------------


                              GUMP'S BY MAIL, INC.

                              By:    Larry Svoboda
                                 ---------------------------
                              Title: VP
                                    ------------------------


                              GUMP'S CORP.

                              By:    Larry Svoboda
                                 ---------------------------
                              Title: VP
                                    ------------------------


                              HANOVER HOLDING CORP.

                              By:    Larry Svoboda
                                 ---------------------------
                              Title: VP
                                    ------------------------


                              LWI HOLDINGS, INC.

                              By:    Larry Svoboda
                                 ---------------------------
                              Title: VP
                                    ------------------------

                       (SIGNATURES CONTINUE ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


                              AEGIS CATALOG CORPORATION

                              By:    Larry Svoboda
                                 ---------------------------
                              Title: VP
                                    ------------------------


                              HANOVER DIRECT VIRGNIA INC.

                              By:    Larry Svoboda
                                 ---------------------------
                              Title: VP
                                    ------------------------


                              HANOVER REALTY, INC.

                              By:    Larry Svoboda
                                 ---------------------------
                              Title: VP
                                    ------------------------


                              THE AUSTAD COMPANY

                              By:    Larry Svoboda
                                 ---------------------------
                              Title: VP
                                    ------------------------


                              TWEEDS, LLC

                              By:    Larry Svoboda
                                 ---------------------------
                              Title: VP
                                    ------------------------


                              SILHOUETTES, LLC

                              By:    Larry Svoboda
                                 ---------------------------
                              Title: VP
                                    ------------------------

                              HANOVER COMPANY STORE, LLC

                              By:    Larry Svoboda
                                 ---------------------------
                              Title: VP
                                    ------------------------

                       [SIGNATURES CONTINUE ON NEXT PAGE]

                        [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


                              DOMESTICATIONS, LLC

                              By:    William Kingsford
                                 ---------------------------
                              Title: VP
                                    ------------------------


                              COLONIAL GARDEN KITCHENS, INC.


                              By:    William Kingsford
                                 ---------------------------
                              Title: VP
                                    ------------------------


                              THE COMPANY STORE FACTORY, INC.

                              By:    William Kingsford
                                 ---------------------------
                              Title: VP
                                    ------------------------


                              THE COMPANY OFFICE, INC.

                              By:    William Kingsford
                                 ---------------------------
                              Title: VP
                                    ------------------------

By their signatures below, the
undersigned Guarantors
acknowledge and agree to be
bound by the applicable
provisions of this Amendment:


HANOVER DIRECT, INC

By:    William Kingsford
   ---------------------------
Title: VP
      ------------------------


AEGIS RETAIL CORPORATION

By:    William Kingsford
   ---------------------------
Title: VP
      ------------------------

                            [SIGNATURES CONTINUE ON NEXT PAGE]

               [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

AEGIS SAFETY HOLDINGS, INC.

By:    William Kingsford
   ---------------------------
Title: VP
      ------------------------


AEGIS VENTURES, INC.

By:    William Kingsford
   ---------------------------
Title: VP
      ------------------------


AMERICAN DOWN & TEXTILE COMPANY

By:    William Kingsford
   ---------------------------
Title: VP
      ------------------------


BRAWN WHOLESALE CORP.

By:    William Kingsford
   ---------------------------
Title: VP
      ------------------------


COMPANY STORE HOLDINGS, INC.

By:    William Kingsford
   ---------------------------
Title: VP
      ------------------------


D.M. ADVERTISING, INC.

By:    William Kingsford
   ---------------------------
Title: VP
      ------------------------


GUMP'S CATALOG, INC.

By:    William Kingsford
   ---------------------------
Title: VP
      ------------------------


                       [SIGNATURES CONTINUE ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

GUMP'S HOLDINGS, INC.

By:    William Kingsford
   ---------------------------
Title: VP
      ------------------------


HANOVER CASUALS, INC.

By:    William Kingsford
   ---------------------------
Title: VP
      ------------------------


HANOVER CATALOG HOLDINGS, INC.

By:    William Kingsford
   ---------------------------
Title: VP
      ------------------------


HANOVER FINANCE CORPORATION

By:    William Kingsford
   ---------------------------
Title: VP
      ------------------------


HANOVER LIST MANAGEMENT INC.

By:    William Kingsford
   ---------------------------
Title: VP
      ------------------------


HANOVER VENTURES, INC.

By:    William Kingsford
   ---------------------------
Title: VP
      ------------------------


LWI RETAIL, INC.

By:    William Kingsford
   ---------------------------
Title: VP
      ------------------------

                           [SIGNATURES CONTINUE ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

SCANDIA DOWN CORPORATION

By:    William Kingsford
   ---------------------------
Title: VP
      ------------------------


TWEEDS OF VERMONT, INC.

By:    William Kingsford
   ---------------------------
Title: VP
      ------------------------


YORK FULFILLMENT COMPANY, INC.

By:    William Kingsford
   ---------------------------
Title: VP
      ------------------------


AUSTAD HOLDINGS, INC.

By:    William Kingsford
   ---------------------------
Title: VP
      ------------------------


HANOVER HOME FASHIONS GROUP, LLC

By:    William Kingsford
   ---------------------------
Title: VP
      ------------------------


HANOVER WOMEN'S APPAREL, LLC

By:    William Kingsford
   ---------------------------
Title: VP
      ------------------------


KEYSTONE FULFILLMENT, INC.

By:    William Kingsford
   ---------------------------
Title: VP
      ------------------------

                                    EXHIBIT A


          To Thirteenth Amendment To Loan and Security Agreement

           Intercompany Loans Owed By The Company Store Factory, Inc.


Revolving Loan          Outstanding Amount     Intercompany Loan
Borrower that is        of Intercompany        Repayment Amount
now payee under         Loans
loan made to The
Company Store
Factory, Inc.


Domestications,
LLC*                    $2,000,000             Full Amount of The
                                               Company Store
                                               Factory, Inc. Term
                                               Advance

               Intercompany Loans Owed By The Company Office, Inc.


Revolving Loan          Outstanding Amount     Intercompany Loan
Borrower that is        of Intercompany        Repayment Amount
now payee under         Loans
loan made to The
Company Office,
Inc.

Domestications,         $700,000              Full Amount of The
LLC*                                          Company Office, Inc.
                                              Term Advance

* Hanover Direct Virginia Inc. originally made the loans set forth above to The Company Store Factory, Inc. and The Company Store Office, Inc., respectively. In connection with Phase I of the Hanover 1998 Reorganization and the transfer of certain assets and liabilities from Hanover Direct Virginia Inc. to Domestications, LLC, the right to repayment of both such loans was transferred to Domestications, LLC.

                                    EXHIBIT B
                                       TO
                             THIRTEENTH AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT

           Environmental Matters with respect to Certain Real Property
             Located at 455 Park Plaza Drive, La Crosse, Wisconsin

      As soon as available, but in any event, by no later than February 15, 1999, TCS Office shall furnish to Lender, in form and substance satisfactory to Lender, (a) evidence that the thirty-five (35) gallon drum of waste oil on or at the Real Property of TCS Office located at 455 Park Plaza Drive, La Crosse, Wisconsin (the "TCS Office Real Property"), has been stored in a manner to reduce the possibility of leakage, spillage or other contamination of soil, and
(b) evidence that the Wisconsin Department of Natural Resources has issued a letter or stating that the 2,000 gallon underground storage tank located at the TCS Office Real Property and any contamination related thereto has been sufficiently remediated so that the site and TCS Office comply with all Wisconsin Environmental Laws and that no further remediation or other action with respect to the site is necessary (the "UST La Crosse, Wisconsin Remediation").

      In addition to, and not in limitation of, the foregoing, pending the completion of the UST La Crosse, Wisconsin Remediation, upon the earlier of (i) February 15, 1999 (the "UST Remediation Date"), or (ii) the existence or occurrence and continuance of an Event of Default or Incipient Default, Lender may, without limiting Lender's other rights and remedies under the Loan Agreement and the other Financing Agreements, in its sole discretion, establish a reserve against the availability of Revolving Loans in an amount, as determined by Lender, not to exceed $225,000; provided, that, if TCS Office has not completed the UST La Crosse, Wisconsin Remediation by February 15, 1999, Lender agrees to extend the UST Remediation Date to such later date beyond February 15, 1999, as Lender may determine in its good faith discretion and set forth in writing, so long as, during the period between September 30, 1998 and February 15, 1999 (and at all times thereafter through the extended UST Remediation Date, if the UST Remediation Date is so extended by Lender), TCS Office uses, and continues to use its best efforts to effect the UST La Crosse, Wisconsin Remediation, as determined by Lender in good faith.